EXECUTION VERSION FIRST AMENDMENT to LOAN AND SECURITY AGREEMENT THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of July 8, 2019 (the “Amendment Date”), is among AMKOR TECHNOLOGY SINGAPORE HOLDING PTE. LTD., a company incorporated under the laws of Singapore (together with other parties executing this Amendment as a borrower, each a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined by the Loan Agreement referenced below), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Agent”). RECITALS: The Borrowers, the Lenders and the Agent have entered into the certain Loan and Security Agreement, dated as of July 13, 2018 (the “Loan Agreement”). The undersigned parties have agreed to amend the Loan Agreement as provided hereinbelow. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows: ARTICLE I Definitions Section 1.1 Definitions. Unless otherwise defined in this Amendment, terms defined by the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement. ARTICLE II Amendments Section 2.1 Amendments to the Loan Agreement. Effective as of the Amendment Date, the Loan Agreement (including all Schedules and Exhibits thereto) is hereby amended as follows: (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order: Acceptable Factoring Agreement: a written agreement (in form and substance satisfactory to Agent) between a Borrower and a third party, pursuant to which a Borrower has agreed to sell certain Accounts to such third party. Approved Foreign Debtors: (i) subsidiaries or Affiliates of ON Semiconductor Corporation and Microchip Technology Incorporated which are formed under the laws of a jurisdiction other than (x) an Account Debtor Approved Country or (y) the U.S. or a state or territory thereof and (ii) NXP. Factored Accounts: Accounts of a Borrower which have been sold or assigned to a third party pursuant to an Acceptable Factoring Agreement so long as: (i) at the time of the sale, no Default or Event of Default exists, 1 115607394

(ii) Agent has issued a Factored Account Acknowledgement with respect to the Account and the purchaser of such Account, (iii) the sale price of each Account sold is greater than 85% of the Value of such Account, (iv) promptly upon the consummation of the sale, 100% of the Net Proceeds of such sale are directed by the applicable purchaser to a Deposit Account of Borrower, (v) such sale is made on a non-recourse basis except with respect to certain customary representations made by such Borrower with respect to the applicable Account and such Borrower shall have no obligation to repurchase the Account subject to such sale (except for any customary repurchase obligations for the failure to satisfy the customary representations by Borrower with respect to such Account), repay to the applicable purchaser any amounts not paid by the applicable Account Debtor or otherwise guaranty payment of such Account, (vi) the Accounts sold pursuant to the terms of an Acceptable Factoring Agreement shall be identified as Accounts which are not Eligible Accounts on Borrowing Base Reports delivered to Agent until such Accounts are no longer outstanding, and (vii) all collections from Account Debtors on such Accounts are paid to segregated Deposit Accounts (into which no other sums are deposited other than such collections) which is subject to the Lien of the Person purchasing the Account. Factored Account Acknowledgement: a written acknowledgement issued by Agent with respect to each Acceptable Factoring Agreement and each Factored Account pursuant to which Agent acknowledges and agrees that upon confirmation by Agent that 100% of the Net Proceeds of the sale of Factored Accounts have been received in a Deposit Account of Borrower, Agent’s Lien on the applicable Factored Account is automatically released. NXP: NXP Semiconductor, BV. and its subsidiaries or Affiliates which are formed under the laws of a jurisdiction other than (x) an Account Debtor Approved Country or (y) the U.S. or a state or territory thereof TSMC: Taiwan Semiconductor Manufacturing Company and its subsidiaries or Affiliates which are formed under the laws of a jurisdiction other than (x) an Account Debtor Approved Country or (y) the U.S. or a state or territory thereof. (b) The definition of “Eligible Accounts” as set forth in Section 1.1 of the Loan Agreement is hereby amended by replacing clause (a) thereof with the following: (a) (x) with respect to the Approved Foreign Debtors, it is unpaid for more than 30 days after the original due date, or more than 60 days after the original invoice date and (y) with respect to all other Account Debtors, it is unpaid for more than 60 days after the original due date, or more than 90 days after the original invoice date, (c) The definition of “Eligible Accounts” as set forth in Section 1.1 of the Loan Agreement is hereby amended by (i) replacing the “or” at the end of clause (p) thereof with “;”; (ii) replacing the “.” at the end of clause (q) thereof with “; or”; and (iii) adding the following as a new clause (r) immediately after clause (p): 2 115607394

(r) it has been purchased by a factor or other Person (including pursuant to an Acceptable Factoring Agreement) or it is subject to purchase (even if it has not yet been purchased) pursuant to a factoring arrangement or supply chain finance arrangement; provided, that effectively immediately upon the sale of an Account pursuant to any factoring arrangement, supply change finance arrangement or Acceptable Factoring Agreement, the definition of Eligible Accounts shall exclude any such Account and the Accounts Formula Amount shall be adjusted accordingly by excluding such Accounts under the most recently delivered Borrowing Base Report. (d) The following definitions as set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows: Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the aggregate amount of Revolver Commitments, or (b) the result of (i) up to 85.0% of the Value of Eligible Accounts and Eligible Foreign Accounts (other than Eligible Foreign Accounts owed by the Approved Foreign Debtors), plus (ii) up to 75.0% of the Value of Eligible Foreign Accounts owed by Approved Foreign Debtors, minus (iii) Availability Reserves. Eligible Foreign Account: an Account owing to a Borrower from an Account Debtor that is organized or has its principal offices or assets outside the United States or Canada, that (a) arises in the Ordinary Course of Business from the sale of goods or rendition of services, (b) is payable in Dollars, (c) is owing from an Account Debtor that is organized or has its principal offices in an Account Debtor Approved Country, (d) is owing from an Account Debtor (other than TSMC or the Approved Foreign Debtors) that is organized or has its principal offices outside of an Account Debtor Approved Country; provided that such Account Debtor is a subsidiary of a parent company that is organized and has its principal offices within the United States and such parent company has an investment grade debt rating of BBB- or better by S&P or Baa3 or better by Moody’s; provided, further that the Accounts owing from Account Debtors and their Affiliates under this clause (d) when aggregated with other Accounts owing by other Account Debtors and their respective Affiliated under this clause (d) shall not exceed 20% of the sum of all Eligible Accounts and all Eligible Foreign Accounts, (e) is owing from an Account Debtor (including TSMC and the Approved Foreign Debtors) that is organized or has its principal offices outside of an Account Debtor Approved Country which is not deemed to be an Eligible Foreign Account under clause (d) above but is deemed to be an Eligible Foreign Account by Agent in its Permitted Discretion; provided that (x) such Account Debtor (other than NXP and TSMC) is a subsidiary of a parent company that is organized and has its principal offices within the United States and (y) in the case of the Approved Foreign Debtors, its parent company (and in the case of NXP and TSMC, each such company) has an investment grade debt rating of BB- or better by S&P or Ba3 or better by Moody’s; provided, further that the Accounts owing from Account Debtors and their Affiliates under this clause (e) when aggregated with other Accounts owing by other Account Debtors and their respective Affiliated under this 3 115607394 clause (e) shall not exceed 20% (or such lesser percentage as determined by Agent) of the sum of all Eligible Accounts and all Eligible Foreign Accounts and (f) meets all of the requirements in clause (a) through clause (p) of the definition of Eligible Accounts other than clause (g) thereof; provided, that the Accounts owed by the Approved Foreign Debtors and TSMC shall not be deemed Eligible Foreign Accounts at any time Availability is less than 50% of the Borrowing Base calculated after giving effect to the inclusion of such Accounts in the Borrowing Base. Excluded Account: any Deposit Account (a) that is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefits payments and accrued and unpaid employee compensation payments (including salaries, wages, benefits and expense reimbursements, 401(k) and other retirement plans and employee benefits, including rabbi trusts for deferred compensation and health care benefits); (b) that is used for the sole purpose of paying taxes, including sales taxes; (c) that is used solely as an escrow account, a fiduciary or a trust account or otherwise held exclusively for the benefit of an unaffiliated third party; (d) that is used solely to receive collections from Account Debtors on Factored Accounts and which is subject to the Lien of the Person purchasing the Account, or (e) that is not otherwise subject to the provisions of this definition and, individually or together with any other Deposit Account, has an average daily balance for any fiscal month of less than $500,000 in the aggregate for all such Deposit Accounts under this clause (d). Permitted Liens: the following Liens on property of any Obligor (a) Liens on the assets, excluding the Collateral, of any such Obligor securing Permitted Bank Debt that was permitted by the terms of this Agreement to be incurred; (b) Liens in favor of any Person purchasing a Factored Account on Deposit Accounts which are established to receive collections on the applicable Factored Accounts and hold no other assets; (c) Liens in favor of an Obligor; provided that any such Lien on property of any Borrower shall not extend to any Collateral; (d) Liens on property of a Person or any of its Subsidiaries existing at the time such Person is merged with or into or consolidated with any Obligor; provided, that such Liens were not incurred in contemplation of such merger or consolidation and do not extend to any assets which constitute Collateral; (e) Liens on property existing at the time of acquisition thereof by any Obligor; provided that such Liens were not incurred in contemplation of such acquisition and do not extend to any assets which constitute Collateral; (f) Liens to secure the performance of statutory obligations, letters of credit, surety or appeal bonds, performance bonds, or other obligations of a like nature incurred in the Ordinary Course of Business; (g) Liens to secure obligations in respect of Debt (including obligations under Capital Lease) permitted by Section 10.2.4(b)(iv) covering only the assets acquired with such Debt, including accessions, additions, parts, attachments, improvements, fixtures, leasehold improvements, or proceeds, if any, related thereto; (h) Liens existing on the effective date of any of the Senior Notes Indentures, excluding Liens on Collateral; (i) Liens for taxes, assessments, or governmental charges or claims that are not yet delinquent 4 115607394 or that are being Properly Contested; (j) Liens imposed by law or arising by operation of law, including, landlords’, mechanics’, carriers’, warehousemen’s, materialmen’s, suppliers’, and vendors’ Liens, Liens for master’s and crew’s wages and other similar Liens, in each case which are incurred in the Ordinary Course of Business for sums not yet delinquent or being Properly Contested; (k) Liens incurred or pledges and deposits made in the Ordinary Course of Business in connection with workers’ compensation and unemployment insurance, health, disability or other employee benefits or property, casualty or liability insurance or self- insurance and other types of social security; (l) Liens to secure any extension, renewal, refinancing, or refunding (or successive extensions, renewals, refinancings, or refundings), in whole or in part, of any Debt secured by Liens referred to in clause (d), clause (e), clause (g), and clause (h) of this definition; provided that such Liens do not extend to any other property of any Obligor and the principal amount of the Debt secured by such Lien is not increased; (m) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree, or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; (n) Liens on property of a Obligor other than Collateral securing obligations of an Obligor under Hedging Agreements permitted by Section 10.2.4(b)(vii) or any collateral for the Debt to which such Hedging Agreements relate; (o) Liens upon specific items of Inventory or other goods and proceeds securing such Obligor’s obligations in respect of banker’s acceptances issued or credited for the account of such Obligor to facilitate the purchase, shipment, or storage of such inventory or goods; (p) Liens securing reimbursement obligations with respect to commercial letters of credit, banker’s acceptances or other sureties which encumber documents and other property relating to such letters of credit, banker’s acceptances or other sureties and products and proceeds thereof; (q) Liens arising out of consignment or similar arrangements for the sale of goods in the Ordinary Course of Business; (r) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of duties in connection with the importation of goods; (s) Liens on property of a Obligor, other than the Collateral, securing other Debt not exceeding the greater of (A) $200,000,000 and (B) an amount equal to 7.5% of Parent’s Total Tangible Assets determined as of Parent’s most recent fiscal quarter, at any time outstanding; (t) Liens securing Permitted Refinancing Indebtedness, provided that such Liens do not extend to any other property of such Obligor and the principal amount of such Debt secured by such Lien is not increased; (u) Liens on the Equity Interests of Subsidiaries securing obligations of Obligor not otherwise prohibited by this Agreement; (v) survey exceptions, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property that were not incurred in connection with Debt and that do not, individually or in the aggregate, materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (w) any provision for the retention of title to an asset by the vendor or transferor of such asset 5 115607394

(including any lessor) which transaction is otherwise permitted under this Agreement; (x) leases, licenses, subleases or sublicenses granted to others in the Ordinary Course of Business that do not (A) interfere in any material respect with the business of any Obligor or (B) secure any Debt; (y) Liens (A) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection or (B) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; (z) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (aa) Liens solely on any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement permitted under this Agreement; (bb) Liens arising from Uniform Commercial Code (or equivalent statute) financing statement filings regarding operating leases entered into in the ordinary course of business; and (cc) the Liens specified in Schedule 10.2.2. (e) Section 10.2.4(b)(xiii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: (xiii) to the extent characterized as Indebtedness, Indebtedness of the Borrowers and/or any Subsidiary relating to any Acceptable Factoring Agreement entered into in the Ordinary Course of Business; (f) Section 10.2.5(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: (c) Notwithstanding any other provision of this Agreement to the contrary, no Obligor will enter into any Asset Sale or other sale, transfer, conveyance, or disposition of any asset or other property, in each such case if such Asset Sale, sale, transfer, conveyance, or disposition is of assets or other property which constitutes Collateral; provided that Obligors may (i) sell Inventory in the Ordinary Course of Business, (ii) sell, transfer, convey or dispose of property and assets, including Collateral, among Borrowers, (iii) if no Event of Default exists, sell, transfer, convey, or dispose of Collateral consisting of Equipment and Inventory in an aggregate amount not in excess of $25,000,000 during the term of this Agreement, (iv) make Permitted Investments, (v) grant licenses of Intellectual Property in the Ordinary Course of Business or on commercially reasonable terms, provided that the owner of any such Intellectual Property which is the subject of any such license retains ownership of such Intellectual Property and any such license granted is subject to Agent’s Liens, (vi) (A) sell, transfer, convey or dispose of obsolete, surplus, discontinued, damaged, excess or worn out Equipment or other property that is no longer useful in an Obligor’s business or (B) allow the lapse of registered patents, trademarks and other intellectual property approved by Agent or the termination of license agreements related thereto, to the extent not economically desirable in the conduct of the business with approval by Agent, (vii) dispose of cash or Cash Equivalents in the ordinary course of business, (viii) surrender or waive 6 115607394 litigation rights or settle, release or surrender tort or other litigation claims of any kind if it is for the benefit of an Obligor (as determined in good faith by the board of directors of Parent), (ix) sell or otherwise dispose of any patents approved by Agent, and (x) sell Factored Accounts pursuant to an Acceptable Factoring Agreement. (g) Section 12.2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: (a) Secured Parties authorize Agent to release any Lien on any Collateral (i) upon Full Payment of the Obligations; (ii) that is the subject of a disposition or Lien that Borrowers certify in writing is an Asset Sale permitted hereunder or a Permitted Lien entitled to priority over Agent’s Liens (and Agent may rely conclusively on such certificate without further inquiry); (iii) that does not constitute a material part of the Collateral; and (iv) subject to Section 14.1, with the consent of Required Lenders. Secured Parties authorize the automatic release of any Lien on Collateral which constitutes a Factored Account sold pursuant to an Acceptable Factoring Agreement, upon the applicable sale thereof and confirmation by Agent that the proceeds of such sale are received by Borrower. Secured Parties authorize Agent to subordinate its Liens to any Lien entitled to priority hereunder. Agent has no obligation to assure that any Collateral exists or is owned by an Obligor, or is cared for, protected or insured, nor to assure that Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral. Agent shall execute and deliver to Borrowers releases and other instruments as may be necessary to terminate Agent’s Lien in the Collateral pursuant to clauses (i), (ii), (iii) or (iv) of this Section 12.2.1 and deliver to Borrowers, or such other Person as Borrowers may reasonably request of Agent, any Collateral, if any, that is held in Agent’s possession. ARTICLE III Conditions Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by Agent of (i) a fully executed copy of this Amendment, (ii) a fully executed amendment to the Singapore Debenture and (iii) each other agreement, document, certificate or instrument reasonably requested by the Agent in connection with this Amendment, in each case in form and substance satisfactory to the Agent; ARTICLE IV Ratifications, Representations, and Warranties Section 4.1 Ratifications. The terms and provisions set forth in this Amendment (including without limitation as incorporated pursuant to Section 2.1) shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms. 7 115607394

Section 4.2 Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Borrowers and will not violate the certificate of incorporation or bylaws of any Borrower, (b) the representations and warranties of the Borrowers contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the Amendment Date as though made on and as of the Amendment Date (except (i) to the extent that such representations and warranties were expressly made only in reference to a specific date and (ii) to the extent that such representations and warranties contain a materiality or Material Adverse Effect qualifier, in which case such representations and warranties shall be true and correct in all respects), and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. ARTICLE V Other Agreements Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them. Section 5.2 Reference to Loan Agreement and Other Loan Documents. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the other Loan Documents as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or any other Loan Document shall mean a reference to the Loan Agreement and the other Loan Documents as amended hereby. Section 5.3 Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable. Section 5.4 Reserved. Section 5.5 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, PROVIDED THAT IN THE EVENT ANY COURT DETERMINES THAT NEW YORK LAW DOES NOT GOVERN THE LAWS OF THE STATE OF TEXAS SHALL GOVERN, IN ANY SUCH CASE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns, except the Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lenders and any assignment by the Lenders shall be made only in accordance with the terms of the Loan Agreement. Section 5.7 Effect of Amendment. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by the Borrowers 8 115607394 shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. The Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which the Borrowers are a party remain in full force and effect and are hereby ratified and confirmed. Section 5.8 Further Assurances. The Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents. Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. Section 5.10 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart and a telecopy of any such executed signature page shall be valid as an original. This Amendment shall be effective when it has been executed by the Borrowers, the Agent, and the Lenders. Section 5.11 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. Section 5.12 Amendment as a Loan Document. This Amendment constitutes a Loan Document. The remainder of this page is blank. 9 115607394